SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    Schedule 14A Information

           Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of
                    1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
[X] Definitive Proxy Statement      Commission Only (as
                                    permitted by Rule 14a6(e)(2))

          Gibraltar Steel Corporation
(Name of Registrant as specified in its character)

Payment of filing fee (check the appropriate box):

[X]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11

     (1)Title of each class of securities to which transaction applies:
     (2)Aggregate number of securities to which transaction applies:
     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
     (4)Proposed maximum aggregate value of transaction:
     (5)Total fee paid:
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)Amount Previously Paid:
     (2)Form, Schedule or Registration Statement No.:
     (3)Filing Party:
     (4)Date Filed:

                  GIBRALTAR STEEL CORPORATION
                3556 Lake Shore Road PO Box 2028
                  Buffalo, New York 14219-0228


      ____________________________________________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD May 15, 2001
      ____________________________________________________


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 15, 2001, at 10:00 a.m., local time, for the following purposes:

   1. To elect two Class II Directors to hold office until the 2004 Annual Meeting and until their successors have been elected and qualified.

   2.  To consider and take action upon the proposed Fifth
Amendment and Restatement of the Gibraltar Steel Corporation
Incentive Stock Option Plan.

   3. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

   The Board of Directors has fixed the close of business on March 19, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

   Stockholders who do not expect to attend the meeting in person are urged to vote, sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose.



                                   NEIL E. LIPKE
                                   Secretary




Dated: April 23, 2001

                   GIBRALTAR STEEL CORPORATION
                      3556 Lake Shore Road
                           PO Box 2028
                  Buffalo, New York 14219-0228

        _________________________________________________

                         PROXY STATEMENT
        _________________________________________________



   This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation, by the Board of Directors of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 15, 2001, at 10:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on March 19, 2001, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. At the close of business on March 19, 2001, the Company had outstanding 12,579,147 shares of common stock, $.01 par value per share ("Common Stock"), the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

  The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews and telephone by Directors, officers and employees of
the Company.   Arrangements will be made with brokerage houses,
banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

   The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement and FOR the approval of the adoption of the Fifth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock Option Plan as described in this Proxy Statement.

   The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a Director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as Director up to the maximum number of Directors to be elected at the Annual Meeting. Each other proposal submitted to the stockholders requires the affirmative vote of the holders of a majority of the votes present at the meeting, in person or by proxy, and entitled to vote. With respect to the election of Directors, only shares that are voted in favor of a particular nominee will be counted towards achievement of a plurality; where a stockholder properly withholds authority to vote for a particular nominee, such shares will not be counted towards such nominee's or any other nominee's achievement of plurality. With respect to the other proposals to be voted upon: (i) if a stockholder specifies an abstention from voting on a proposal, such shares are considered present at the meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal; and (ii) shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not have the effect of either an affirmative or negative vote as to the matters with respect to which a beneficial holder has not provided voting instructions.

   The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

   This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about April 23, 2001.

                           PROPOSAL I
                      ELECTION OF DIRECTORS

  The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen Directors who shall be divided into three classes, with the term of one class expiring each year. The Board of Directors is presently comprised of six members: Brian
J. Lipke, Arthur A. Russ, Jr. and William P. Montague, Class I Directors whose terms expire in 2002; Neil E. Lipke and Gerald S. Lippes, Class II Directors whose terms expire in 2001; and David
N. Campbell, Class III Director whose term expires in 2003. At the Annual Meeting of Stockholders in 2001, two Class II Directors shall be elected to hold office for a term expiring in 2004. Neil E. Lipke and Gerald S. Lippes have been nominated by the Board of Directors for election as such Class II Directors.

   Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election of Neil E. Lipke and Gerald S. Lippes as Directors. Both Messrs. Lipke and Lippes have been Directors of the Company since the consummation of the Company's initial public offering in November 1993 and have been previously elected by the Company's stockholders. If either Messrs. Lipke or Lippes should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that either of Messrs. Lipke or Lippes will be unable or unwilling to serve if elected to office.

   The following information is provided concerning the Directors and the nominees for election as Class II Directors:

   Brian J. Lipke has been Chairman of the Board and Chief Executive Officer and a Director of the Company since its formation. He has been Chief Executive Officer of Gibraltar Steel Corporation of New York ("Gibraltar New York"), a predecessor and current subsidiary of the Company, since 1987, and has been in charge of the Company's other subsidiaries since their formation. He also served as President of both the Company and Gibraltar New York through 1999. From 1972 to 1987, Mr. Lipke held various positions with Gibraltar New York in production, purchasing and divisional management. He is also a director of Merchants Mutual Insurance Company, Greater Buffalo Savings Bank and Daemen College and is a member of the Chase Manhattan Bank Regional Advisory Board.

   Neil E. Lipke has been Executive Vice President and a Director of the Company since its formation and Senior Executive Vice
President and Secretary of the Company since June 1999.   He has
been Executive Vice President of Gibraltar New York since 1988 and has been employed by Gibraltar New York since 1973 in various production, sales and marketing capacities.

   Gerald S. Lippes has served as a Director of the Company since its formation. He has been engaged in the private practice of law since 1965 and is a partner of the firm of Lippes, Silverstein, Mathias & Wexler LLP, Buffalo, New York. Mr. Lippes is also a director of several private companies.

   Arthur A. Russ, Jr. has served as a Director of the Company since its formation. He has been engaged in the private practice of law since 1969 and is a partner of the firm of Phillips, Lytle, Hitchcock, Blaine & Huber, LLP, Buffalo, New York.

   David N. Campbell has served as a Director of the Company since the consummation of the Company's initial public offering. Mr. Campbell served as President and Chief Executive Officer of Xpedior, Inc. from September 1999 through November 2000. Prior thereto, from July 1995 to September 1999, he was President of BBN Systems & Technologies and its successor, GTE Laboratories and Technologies. Mr. Campbell also is the former Chairman of the Board and Chief Executive Officer of Computer Task Group, Incorporated and the former Chairman of the Board of Dunlop Tire Corporation. Mr. Campbell also serves as a director of Tektronix Corporation.

   William P. Montague has served as a Director of the Company since the consummation of the Company's initial public offering. He served as Executive Vice President and Chief Financial Officer of Mark IV Industries, Inc. from 1986 to February 1996 and, since March 1, 1996, as President of said company. He is also a director of IIMAK (International Imaging Materials, Inc.).


            THE BOARD OF DIRECTORS AND ITS COMMITTEES

   During the fiscal year ended December 31, 2000, the Board of Directors held six meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

Audit Committee

      The Board of Directors has a standing Audit Committee comprised of Messrs. Lippes, Russ and Campbell. The Audit Committee assists the Board of Directors in its oversight of matters relating to the financial reporting process, the system of internal accounting control and management of financial risks, the audit process and compliance with laws and regulations and the Company's code of business conduct. The Audit Committee held eight meetings in 2000.

Compensation Committee

  The Compensation Committee, which consists of Messrs. Lippes and Montague, held one meeting in 2000. The Compensation
Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company.

Other Committees

   The Board of Directors does not have a standing executive or nominating committee, the functions of which are handled by the entire Board.


         DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors and Executive Officers

     The following table sets forth certain information regarding the Directors and executive officers of the Company:

       Name                    Age    Position(s) Held

Brian J. Lipke (1)             49       Chairman of the Board and
                                         Chief Executive Officer
Walter T. Erazmus              53       President
Neil E. Lipke(1)               44       Senior Executive Vice
                                         President, Secretary and
                                         Director
Joseph A.  Rosenecker          56       Executive Vice President
Carl P. Spezio                 55       Executive Vice President
Eric R. Lipke(1)               41       Vice President
Andrew S. Tsakos               55       Vice President
John E. Flint                  54       Vice President and Chief
                                         Financial Officer
Richard A. Pytak Jr.           38       Treasurer
Gerald S. Lippes               61       Director
David N. Campbell              59       Director
William P. Montague            54       Director
Arthur A. Russ, Jr.            58       Director

____________________________________

(1) Brian J. Lipke, Neil E. Lipke and Eric R. Lipke are brothers.



   Recent business experience of the Directors is set forth above under "Election of Director." Recent business experience of the executive officers who are not also Directors is as follows:

  Walter T. Erazmus has been President of the Company since June, 1999. Prior thereto, he served as Executive Vice President Finance of the Company and Chief Financial Officer of the Company since November 1994 and of Gibraltar New York since 1977. He was Vice President - Finance of the Company and Chief Financial Officer of the Company from its formation until November 1994.

   Joseph A. Rosenecker has been Executive Vice President of the Company since November 1994. He served as Vice President - Sales of the Company from its formation until November 1994 and has been the director of Gibraltar New York's cold-rolled strip operations since 1989. He was President of Gibraltar New York's strip and strapping divisions from 1978 to 1989.

  Carl P. Spezio has been Executive Vice President since November 1994. Prior thereto, he was Vice President - Manufacturing and Quality Control of the Company since its formation. He has been the director of Gibraltar New York's metal processing operations since 1989. He was President of the Gibraltar Metals Division of Gibraltar New York from 1977 to 1989.

   Eric R. Lipke has been Vice President of the Company since its formation. Mr. Lipke has held various positions with Gibraltar
New York since 1976 primarily in the areas of administration and executive support.

   Andrew S. Tsakos has been a Vice President of the Company since May 1998. Mr. Tsakos has held various positions with Gibraltar
New York since 1970 primarily in the areas of sales, sales management, purchasing and distribution services.

   John E. Flint was named Vice President and Chief Financial Officer of the Company in 1999. He was Vice President of Accounting of the Company since its incorporation and of Gibraltar New York since 1985, and prior thereto served as Corporate Controller of Gibraltar New York. Mr. Flint began his career with the Company as Controller of the Gibraltar Metals Division of Gibraltar New York in 1977.

  Richard A. Pytak Jr. was named Treasurer of the Company in 1999 and has been with the Company since June 1998. Prior thereto Mr. Pytak was a Senior Manager at PricewaterhouseCoopers LLP with fourteen years of experience providing public accounting and business advisory services.


               COMPENSATION OF EXECUTIVE OFFICERS

     The following summary compensation table sets forth all compensation earned by the Company's Chief Executive Officer, and each of the Company's other four most highly compensated executive officers, for the Company's fiscal years ended December
31, 1998, 1999 and 2000.

                  SUMMARY COMPENSATION TABLE

                                       Annual Compensation                              Long-Term Compensation Awards

                                                                                                Securities
                                                             Other                               Underlying
Name and               Fiscal                                Annual             Restricted        Options/        All Other
Principal Position      Year        Salary     Bonus     Compensation        Stock Awards(1)      SARs(2)    Compensation(3)

Brian J. Lipke,         2000     $ 362,058    $ 191,422    $      ---         $      ---           12,500           $  4,710
  Chairman of the       1999       352,308      316,000           ---                ---              ---             13,303
  Board and Chief       1998       306,538      253,860           ---            464,800           50,000              1,529
  Executive Officer

Walter T. Erazmus,      2000       275,197      163,566           ---                ---           12,500              7,729
  President             1999       239,258      256,000           ---                ---              ---             17,687
                        1998       188,558      241,042           ---            116,200           17,500             11,587

Neil E. Lipke,          2000       285,394      168,566           ---                ---           12,500              6,393
  Senior Executive      1999       292,213      261,000           ---                ---              ---             16,489
  Vice President,       1998       253,365      191,046           ---            232,400           22,500              4,789
  Secretary and
  Director

Joseph A. Rosenecker,   2000       242,312      182,352           ---                ---           10,000              9,047
  Executive Vice        1999       240,577      244,000           ---                ---              ---             18,829
  President             1998       245,769      227,504           ---            116,200           15,000             12,609


Carl P. Spezio,         2000       187,128      133,390           ---                ---           10,000              7,450
  Executive Vice        1999       176,157      222,370           ---                ---              ---             17,356
  President             1998       166,769      230,594           ---            116,200           15,000             11,070

_______________________________
(1) Represents the market value of restricted stock awards granted pursuant to the Gibraltar Steel Corporation Restricted Stock Plan (the "Restricted Stock Plan") (less the consideration paid) as of the date of grant. Dividends on shares of Common Stock are paid to holders of restricted shares. At December 31, 2000, the cumulative number of restricted shares of Common Stock, and the related market value, held by Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Rosenecker and Spezio were 20,000 shares
- $351,200; 3,000 shares - $52,680; 10,000 shares - $175,600;
3,000 shares - $52,680; and 3,000 shares - $52,680, respectively.
The restrictions on the restricted shares of Common Stock granted to Messrs. Rosenecker, Erazmus and Spezio began to lapse at the rate of 20% per year on April 1, 1999. The restrictions on the restricted shares of Common Stock granted to Messrs. Brian J. Lipke and Neil E. Lipke lapse at the rate of 20% per year beginning April 1, 2003.

(2)  Represents options granted pursuant to the Gibraltar  Steel
Corporation Incentive Stock Option Plan (the "Incentive Plan")

(3) Composed of: (a) the matching contributions made by the Company in 2000 pursuant to the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan in the amount of $1,663 to the account of Brian J. Lipke and $4,250 to the accounts of each of Messrs. Erazmus, Neil E. Lipke, Rosenecker and Spezio;
(b) the payment in 2000 of premiums paid with respect to term life insurance policies provided for Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Rosenecker and Spezio in the amounts of $2,254, $2,686, $1,350, $4,004 and $2,407, respectively; and (c)
the payment in 2000 of premiums paid in the amount of $793 with respect to travel/accident life insurance policies provided for each of Messrs. Brian J. Lipke, Erazmus, Neil E. Lipke, Rosenecker and Spezio.

Options Granted in Last Fiscal Year

  The following table contains information concerning the grant of stock options to the named executives in 2000. The exercise price of all such options is equal to the market value of Common
Stock on the date of the grant.

                                                                                  Potential Realizable
                                Percentage of                                       Value at Assumed
                                Total Options                                    Annual Rates of Stock
Name and                         Granted to       Exercise                          Price Appreciation
Principal            Option     Employees in      Price Per       Expiration         For Option Term
Position             Grant (1)   Fiscal Year        Share            Date         5% (2)       10%(3)

Brian J. Lipke,
 Chairman of the
 Board and Chief
 Executive Officer   12,500         4.63%        $  14.07          7/17/10      $110,607    $  280,299

Walter T. Erazmus,
 President           12,500         4.63%           14.07          7/17/10       110,607       280,299

Neil E. Lipke,
 Senior Executive
 Vice President and
 Director            12,500         4.63%           14.07          7/17/10       110,607       280,299

Joseph A. Rosenecker,
 Executive Vice
 President           10,000         3.90%           14.07          7/17/10        88,485       224,240

Carl P. Spezio
 Executive Vice
 President           10,000         3.90%           14.07          7/17/10        88,485       224,240

________________________________
(1) Options granted pursuant to the Incentive Plan become exercisable in cumulative annual increments of 25% beginning one year from the date of grant; however, in the event of certain extraordinary transactions, including a change of control of the Company, the vesting of such options would automatically accelerate. The grant of stock options in 2000 is contingent upon approval of Proposal 2, the ratification of the proposed Fifth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock Option Plan, as described in this Proxy Statement.


(2) Represents the potential appreciation of the options, determined by assuming an annual compounded rate of appreciation of 5% per year over the ten-year term of the grants, as prescribed by the rules. The amount set forth above is not intended to forecast future appreciation, if any, of the stock price. There can be no assurance that the appreciation reflected in this table will be achieved.


(3) Represents the potential appreciation of the options, determined by assuming an annual compounded rate of appreciation of 10% per year over the ten-year term of the grants, as prescribed by the rules. The amounts set forth above are not intended to forecast future appreciation, if any, of the stock price. There can be no assurance that the appreciation reflected in this table will be achieved.



Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

   The following table sets forth information with respect to the named executives concerning the exercise of options during 2000 and unexercised options held at the end of 2000.

                                                                               Value of Unexercised
                                                Number of Unexercised          in the Money Options
                                           Options  At  Fiscal  Year  End(1)   At Fiscal Year End(2)
                   Shares
                  Acquired       Value
                 On Exercise    Realized      Exercisable  Unexercisable       Exercisable  Unexercisable

Brian J. Lipke,
 Chairman of the
 Board and Chief
 Executive Officer      ---         ---            58,750         43,750         $ 113,400    $    43,625

Walter T. Erazmus,
 President              ---         ---            49,750         25,000           128,385         58,100

Neil E. Lipke,
 Senior Executive
 Vice President and
 Director               ---         ---            36,250         28,750            75,600         43,625

Joseph A. Rosenecker,
 Executive Vice
 President              ---         ---            46,625         20,625           125,973         46,963

Carl P. Spezio
 Executive Vice
 President              ---         ---            46,625         20,625           125,973          46,963

________________________________
(1) Options granted become exercisable in cumulative annual increments of 25% beginning one year from the date of grant; however, in the event of certain extraordinary transactions, including a change in control of the Company, the vesting of such options would automatically accelerate.

(2) Represents the difference between $17.56, the closing market value of Common Stock as of December 31, 2000, and the exercise price of such options.


                      EMPLOYMENT AGREEMENT

   In July 1998, the Company entered into a new Employment Agreement with Brian J. Lipke (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Lipke serves as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $300,000, subject to annual adjustment as determined by the Compensation Committee in its discretion. In April 1999, the Compensation Committee increased Mr. Lipke's base salary to $335,000, effective January 1, 1999. In addition to his base salary, Mr. Lipke is eligible to participate in the Company's Executive Incentive Bonus Plan and other employee benefit plans available to the Company's executive officers. The Employment Agreement has an initial term of five years, which automatically is extended for an additional one-year period on each anniversary date, unless either party gives notice of intent to terminate.

    The Employment Agreement provides that if the Company terminates Mr. Lipke without cause, he shall be entitled to receive a lump sum benefit equal to 2 1/2 times his total cash compensation for the 12-month period immediately proceeding the date of his termination. In addition, upon a termination of Mr. Lipke's employment other than by the Company for "cause" (as defined in the Employment Agreement) and other than voluntarily by Mr. Lipke, if he becomes entitled to receive benefits under any of the Company's tax-qualified retirement plans (the "Plans"), he will be entitled to receive from the general assets of the Company an additional benefit computed as if the Plans were not subject to any applicable limits imposed on such plans by the Internal Revenue Code of 1986 as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended.

   If Mr. Lipke dies during the term of the Employment Agreement, in addition to any death benefits payable under life insurance maintained by the Company and any death benefits payable under the Company's employee benefit plans, the Company will pay to the estate of Mr. Lipke a death benefit equal to 50% of his annual base salary plus an amount equal to all bonuses he would have received through the end of the then current fiscal year. If he becomes permanently disabled, Mr. Lipke will be entitled to receive from the Company annual benefits equal to his base salary, subject to a cap of $200,000 (adjusted for cost of living increases), less amounts received under any pension, profit sharing or disability plan or insurance policy.

   In the event Mr. Lipke's employment with the Company is terminated other than for cause, the Company will continue to provide medical, disability and life insurance benefits to Mr.
Lipke and his family for life.

   Mr. Lipke has agreed in the Employment Agreement that, in the event he terminates his employment other than following a change in control, he will not, for a period of one year after the date of termination, participate in any "competitive operation," as defined in the Employment Agreement.

   In  2000, none of the executive officers of the Company served
on the compensation committee or on any other committee of   the
board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.


                  CHANGE IN CONTROL AGREEMENTS

   The Company has entered into change in control agreements (the "Change in Control Agreements") with each of the named executive officers and certain other executive officers. Generally, each executive officer (other than Brian J. Lipke) is entitled to receive, upon termination of employment within two years of a "Change in Control" (unless such termination is because of death or disability, by the Company for "Cause" as defined in the Change in Control Agreements), a lump sum severance payment equal to 225% times the sum of (i) his current annual salary and (ii) the average of the annual bonuses paid to him during the three years immediately preceding the year in which the change in control occurs. The Stay Agreements (as discussed below) amended the Change in Control Agreements to provide that the amount of any payment an executive officer (other than Brian J. Lipke)is entitled to receive under the Change in Control Agreements will be reduced by an amount equal to the second half of the payments such Executive Officer is entitled to receive pursuant to his Stay Agreement. In the case of Brian J. Lipke, upon the occurrence of a Change in Control, whether or not such Change in Control results in a termination of his employment, he is entitled to receive a lump sum severance payment equal to 350% times the sum of (i) his current annual salary and (ii) the highest annual bonus paid to him during the three years immediately preceding the year in which the change in control occurs. The Change in Control Agreements define such total cash compensation to include amounts deferred at the option of the executive. The payments and benefits payable in the event of a Change in Control are not subject to any limitations that would prevent them from being considered "excess parachute payments" subject to excise tax payments or corporate deduction disallowance under the Code. Therefore, such lump sum severance payments could require excise tax payments on the part of the executive, and result in a deduction disallowance on the part of the Company. In such instance, the impact of the excise tax payments on the executive would be reimbursed to the executive by the Company, including taxes the executive would incur on the reimbursement itself. The events that trigger a Change in Control under the Change in Control Agreements include
(i) the acquisition of 30% or more of the Company's outstanding Common Stock by certain persons, (ii) certain changes in the membership of the Company's Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of the Company's assets and (v) the approval of the shareholders of the Company of a plan of dissolution or liquidation.

                         STAY AGREEMENTS

 In connection with its decision to examine various alternatives to enhance shareholder value, the Company entered into stay agreements (the "Stay Agreements") with Messrs. Erazmus, Neil E. Lipke, Rosenecker and Spezio and with certain other executive officers of the Company (excluding Brian J. Lipke). The Stay Agreements provide for the maintenance of September 1, 2000 salary and benefit levels for a period of six months after a "Sale" (as defined in the Stay Agreements). In addition, each named executive officer is entitled to receive a bonus in the amount of $1,000,000, $750,000, $500,000 and $500,000 for Messrs.
Erazmus, Neil E. Lipke, Rosenecker and Spezio, respectively. Bonus amounts payable under the Stay Agreements will be increased if the consideration to be received in connection with the Sale exceeds certain limits. Payments under the Stay Agreements are contingent upon the continued employment of the executive officers through the closing date of a Sale and are payable one half on such closing date and one-half on the six month anniversary of such closing; provided, however, that if the employment of the executive officer is terminated by such six month anniversary date, he will not be entitled to receive the second payment due on such anniversary date. No payment under the Stay Agreements will be due and payable if a Sale does not occur by December 3l, 2001, or by March 31, 2002 provided that negotiations regarding a possible Sale to an identified purchaser with requisite financing are taking place by December 31, 2001. For purposes of the Stay Agreements, a "Sale" is deemed to occur upon (a) the sale of 90% or more of the Company's outstanding common stock, or (b) the sale of all or substantially all of the Company's assets.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

   This report of the Compensation Committee of the Board of Directors provides an overview of the Company's compensation
philosophy and executive compensation programs.   It discusses
compensation-related decisions in general for executive officers, and specifically those relating to the Company's Chief Executive Officer, for the fiscal year ending December 31, 2000.

Executive Compensation Program's Overall Objectives

   The Company's Executive Compensation Program is designed to attract and retain top-quality executives and to provide them with both an incentive and a reward for superior performance. The program includes three principal components - base salary, annual financial performance-based bonus opportunities and longterm incentives. The program is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee are outside Directors who are not employees of the Company.

Compensation Philosophy

   The primary philosophy of the Company's Executive Compensation Program is to align the financial interests of its executive officers with those of the Company and its stockholders by basing a significant portion of each executive officer's compensation upon his individual performance and the Company's financial performance and by encouraging executive officers to own Company stock through participation in various stock-based and other plans.

     The Compensation Committee is responsible for annually reviewing base salaries of executive officers, determining the design of the Company's Executive Incentive Bonus Plan and eligibility to participate therein, and making grants to eligible participants, including executive officers under the Company's stock-based long-term incentive plans.

Base Salaries

   Base salary ranges are established annually, at competitive
levels, for all executive officers.   Base salaries are
periodically adjusted to reflect each individual executive's performance, contribution to the overall financial results of the Company, and changes in competitive salary levels.

   The annual base salary of Brian J. Lipke for 2000 was established pursuant to the Employment Agreement described above.

Executive Incentive Bonus Plan

 To further support the Company's goal of enhancing shareholder value, an Executive Incentive Bonus Plan was adopted in 1998. Financial performance targets are established annually for the Company as a whole, and for certain individual subsidiaries.

   Bonuses paid under the Executive Incentive Bonus Plan for 2000 reflect, for corporate executives, the financial results of the
total Company versus targets.   For certain executives of
individual subsidiaries, bonuses paid were based on a combination of the Company's and the individual subsidiaries' financial performance versus targets.

Long-Term Incentive Plans

   The Compensation Committee administers the Company's Incentive Plan, the Gibraltar Steel Corporation Non-Qualified Plan (the Non
Qualified Plan) and Restricted Stock Plan.   The Compensation
Committee periodically grants options under the Incentive Plan to the Company's executive officers and other employees. All of the options granted have an exercise price of not less than 100% of the fair market value of the underlying stock on the date of grant. The value of the options granted is wholly dependent on the increase in value of the Company's common stock, which serves as an incentive to the executive officers to maximize their efforts to promote the economic performance of the Company. All of the options granted are exercisable over a four-year period at the rate of 25% per year commencing one year from the date of grant. Accordingly, an executive officer must remain with the Company for at least four years in order to enjoy the full potential economic benefit of the options awarded. The number of options awarded to a particular executive officer is directly related to his responsibilities and individual performance.

 The Compensation Committee periodically grants restricted stock to the Company's executive officers. These restricted stock grants are at a nominal cost per share to the executive officers and recognize the special contributions of the executive officers for their long service to date, together with their expected future contributions. Restrictions on stock granted under the Restricted Stock Plan lapse over periods established by the Compensation Committee at the time of each restricted stock award.

Accordingly, an executive officer must remain with the Company throughout the full term established by the Compensation
Committee in order to enjoy the full potential economic benefit of the restricted stock awarded.

   In 2000, the Compensation Committee granted options to key management employees of the Company, including executive officers, under the Incentive Plan. Grants were not provided under the Non-Qualified Plan or under the Restricted Stock Plan.

Compensation For the Chief Executive Officer

    Mr. Lipke participates in the same compensation programs provided to the Company's other executive officers. The Compensation Committee annually reviews Mr. Lipke's base salary, as covered in his employment agreement. A competitive salary range for the CEO is established with the assistance of an independent consultant. In determining salary adjustments within the set salary range, various factors are taken into account including individual performance, changes in competitive salaries and Company performance.

   In 2000, Mr. Lipke participated in the Executive Incentive Bonus Plan (the "Executive Plan") applicable to all executive officers. Since the Company's fiscal 2000 performance did not meet its target, Mr. Lipke and the other named executives were paid bonuses below the target levels in accordance with the terms of the Executive Plan.

Section 162(m) of Internal Revenue Code

  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $l,000,000 paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to Mr. Lipke and the Company's other executive officers in 2000, it does not appear that the Section l62 (m) limitation will have an impact on the Company in the near term. However, the Compensation Committee plans to review this matter periodically and to take such actions as are appropriate to minimize the impact of this statute, to the extent that there is no adverse effect on the Company's ability to provide incentive compensation based on Company financial performance.

                              COMPENSATION COMMITTEE OF THE
                              BOARD OF DIRECTORS OF GIBRALTAR
                              STEEL CORPORATION

                              Gerald S. Lippes
                              William P. Montague



                     AUDIT COMMITTEE REPORT

   The Audit Committee currently consists of three directors, two of whom are not independent as defined in the listing standards of the National Association of Securities Dealers (NASD). The Audit Committee will comply with the NASD independence standards before the June 2001 required implementation date. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "The Board of Directors and its Committees", and a copy of the Audit Committee Charter is attached hereto as Appendix B.

    The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with management of the Company. The Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, which relates to the conduct of the audit, including the auditor's judgment about the quality of the accounting principles applied in the Company's 2000 audited financial statements. The Committee also has reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP its independence.

   Based on the review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                   AUDIT COMMITTEE OF THE
                                   BOARD OF DIRECTORS OF
                                   GIBRALTAR STEEL CORPORATION

                                   David N. Campbell
                                   Gerald S. Lippes
                                   Arthur A. Russ, Jr.


                        PERFORMANCE GRAPH

  The Performance Graph shown below compares the cumulative total shareholder return on Common Stock, based on the market price of the Common Stock, with the total return of the S&P MidCap 400 Index and the S&P Iron & Steel Index for the five-year period ended December 31, 2000. The comparison of total return assumes that a fixed investment of $100 was invested on December 31, 1995 in Common Stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                          12/95  12/96  12/97 12/98 12/99 12/00
Gibraltar Steel Corporation 100    216    163   188   194   147
S&P Midcap 400              100    119    158   188   215   253
S&P Iron & Steel            100     89     91    79    87    54



   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is composed of Gerald S. Lippes and William P. Montague. Neither Mr. Lippes nor Mr. Montague was, during 2000 or prior thereto, an officer or employee of the Company or any of its subsidiaries. In 2000, none of the executive officers of the Company or members of the Compensation Committee served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.



                    COMPENSATION OF DIRECTORS

   All Directors other than Directors who are employees of the Company receive a retainer of $16,000 per year. In addition, each such Director also receives a fee of $1,000 for each Board of Directors or committee meeting attended and is reimbursed for any reasonable expenses incurred in attending such meetings.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file equity securities of the Company and other reports of initial ownership of Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms they file pursuant to Section 16(a).

  To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of February 28, 2001 (except as otherwise noted) with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, each Director, each executive officer named in the Summary Compensation table above and all executive officers and Directors as a group.

   Name                Number of Shares(1)    Percent of Class

Brian J. Lipke(2)(3)          1,332,756          10.59%

Neil E. Lipke(2)(4)           1,286,612          10.23%

Eric R. Lipke(2)(5)           1,240,709           9.86%

Meredith A. Lipke(2)(6)       1,225,525           9.74%

Curtis W. Lipke(2)(7)         1,072,424           8.53%

Gerald S. Lippes(8)             100,705              *
 700 Guaranty Building
 28 Church Street
 Buffalo, New York 14202-3950

William P. Montague(9)           65,705              *
 501 John James Audubon Parkway
 PO Box 810
 Amherst, New York 14226-0810

Arthur A. Russ, Jr.(10)          55,750              *
 3400 HSBC Center
 Buffalo, New York 14203

David N. Campbell(11)            31,250              *
 389 River Road
 Carlisle, Massachusetts 01741

Walter T. Erazmus(2)(12)         76,213              *

Carl P. Spezio(2)(13)            67,920              *

Joseph A. Rosenecker(2)(14)      67,404              *

All Directors and Executive
 Officers as a Group
 (13 persons) (15)            4,374,442          34.78%

Liberty Wanger Asset
 Management, L.P.(17)         1,125,000           8.94%

Franklin Resources, Inc.(16)  1,074,700           8.54%

T. Rowe Price
 Associates, Inc.(18)           830,200           6.60%

Merrill Lynch & Co., Inc.(19)   811,973           6.45%
_________________________________


*Less than 1%.

(1) Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him or her, except to the extent that authority is shared by spouses under applicable law.

(2) The address of each of the executive officers listed in the Summary Compensation Table, Meredith A. Lipke, Curtis W. Lipke and Eric R. Lipke is 3556 Lake Shore Road, PO Box 2028, Buffalo,
New York 14219-0228.

(3) Includes (i) 1,058,882 shares of Common Stock held by two trusts for the benefit of Brian J. Lipke, (ii) 11,945 shares of
Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, (iii) 3,480 shares of Common Stock held in a custodial account for the benefit of a daughter of Brian J. Lipke, (iv) 33,750 shares of Common Stock issuable under currently exercisable options pursuant to the Non-Qualified Plan,
(v) 37,500 shares of Common Stock issuable under currently exercisable options granted to Brian J. Lipke pursuant to the Incentive Plan, (vi) 3,271 shares of Common Sock allocated to Brian J. Lipke's self-directed account under the Company's 40l(k) Retirement Savings Plan and (vii) 150,463 shares of Common Stock, representing Brian J. Lipke's pecuniary interest in Rush Creek Investment Co., L.P. ("RCLP"). RCLP owns 758,000 shares of Common Stock as to which Brian J. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 6,250 shares of Common Stock issuable under options granted to Brian J. Lipke pursuant to the Non-Qualified Plan that are not exercisable within sixty days and 25,000 shares of Common Stock under options granted to Brian J. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days. Also excludes (i) 61,085 shares of Common Stock held by the Trust U/W of Kenneth E. Lipke f/b/o Patricia K. Lipke (the "Kenneth E. Lipke Trust"), as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 3,830,915 shares of Common Stock held by trusts for the benefit of each of Neil E.
Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to which Brian J. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iv) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Brian J. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, and (v) 11,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(4) Includes (i) 1,011,502 shares of Common Stock held by a trust for the benefit of Neil E. Lipke and (ii) 25,000 shares of Common Stock issuable under currently exercisable options granted to Neil E. Lipke pursuant to the Non-Qualified Plan, (iii) 16,875 shares of Common Stock issuable under currently exercisable options granted to Neil E. Lipke pursuant to the Incentive Plan,
(iv) 1,267 shares of Common Stock allocated to Neil E. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (v) 150,463 shares of Common Stock, representing Neil E. Lipke's pecuniary interest in RCLP. RCLP owns 758,000 shares of Common Stock as to which Neil E. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 5,000 shares of Common Stock issuable under options granted to Neil E. Lipke pursuant to the Non-Qualified Plan that are not exercisable within sixty days and 18,125 shares of Common Stock under options granted to Neil E. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days. Also excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Neil E. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 11,945 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 11,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(5) Includes (i) 975,501 shares of Common Stock held by a trust for the benefit of Eric R. Lipke, (ii) 11,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, (iii) 17,500 shares of Common Stock issuable under currently exercisable options granted to Eric R. Lipke pursuant to the Non-Qualified Plan, (iv) 8,125 shares of Common Stock issuable under currently exercisable options granted to Eric R. Lipke pursuant to the Incentive Plan, (v) 3,360 shares of Common Stock held in custodial accounts for the benefit of the children of Eric R. Lipke, (vi) 1,065 shares of Common Stock allocated to Eric R. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (vii) 150,463 shares of Common Stock,
representing  Eric R. Lipke's pecuniary interest in  RCLP.   RCLP
owns 758,000 shares of Common Stock as to which Eric R. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 2,500 shares of Common Stock issuable under options granted to Eric R. Lipke pursuant to the Non-Qualified Plan that are not exercisable within sixty days and 16,875 shares of Common Stock issuable under options granted to Eric R. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days. Also excludes (i) 998,002 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which Eric R. Lipke disclaims beneficial ownership, (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Eric R. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 11,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(6) Includes (i) 1,053,536 shares of Common Stock held by three trusts for the benefit of Meredith A. Lipke, (ii) 1,875 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Non-Qualified Plan, (iii) 1,250 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Incentive Plan, (iv) 5,075 shares of Common Stock held in a custodial account for the benefit of the daughter of Meredith A. Lipke pursuant to the New York Uniform Gift to Minors Act, (v) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, (vi) 616 shares of Common Stock allocated to Meredith A. Lipke's self-directed account under the Company's 401(k) Retirement Savings Plan and (vi) 150,463 shares of Common Stock, representing Meredith A. Lipke's pecuniary interest in RCLP. RCLP owns 758,000 shares of Common Stock as to which Meredith A. Lipke disclaims beneficial ownership, except to the extent of her pecuniary interest. Excludes (i) 625 shares of Common Stock issuable under options granted to Meredith A. Lipke pursuant to the Non-Qualified Plan that are not exercisable within sixty days and 3,750 shares of Common Stock issuable under options granted to Meredith A. Lipke pursuant to the Incentive Plan that are not exercisable within sixty days and (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian
J. Lipke, as to which Meredith A. Lipke serves as one of five trustees and shares voting and investment power and as to which she disclaims beneficial ownership.

(7) Includes (i) 849,456 shares of Common Stock held by a trust for the benefit of Curtis W. Lipke and (ii) 150,463 shares of Common Stock, representing Curtis W. Lipke's pecuniary interest in RCLP. RCLP owns 758,000 shares of Common Stock as to which Curtis W. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Curtis W. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Curtis W. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 11,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iv) 11,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(8) Includes 51,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Lippes pursuant to the Non-Qualified Plan.

(9) Includes 26,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Montague pursuant to the Non-Qualified Plan.

(10) Includes (i) 51,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Russ pursuant to the Non-Qualified Plan and (ii) an aggregate of 1,500 shares of Common Stock held by three trusts for the benefit of the Russ' children as to each of which Mr. Russ serves as a trustee. Excludes an aggregate of (i) 4,828,917 shares of Common Stock owned by trusts for the benefit of each Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 61,085 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 758,000 shares of Common Stock held by RCLP as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(11) Includes (i) 26,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Campbell pursuant to the Non-Qualified Plan, (ii) 2,500 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Campbell and (iii) 1,500 shares of Common Stock held by the Campbell Foundation of which Mr. Campbell serves as a trustee.

(12) Includes (i) 50,375 shares of Common Stock issuable under currently exercisable options granted to Mr. Erazmus under the Incentive Plan, (ii) 800 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Erazmus,
(iii) 500 shares of Common Stock held by an Individual Retirement Account for the benefit of the spouse of Mr. Erazmus and (iv) 5,538 shares of Common Stock allocated to Mr. Erazmus's self directed account under the Company's 401(k) Retirement Savings Plan. Excludes 24,375 shares of Common Stock issuable under options granted to Mr. Erazmus pursuant to the Incentive Plan that are not exercisable within sixty days.

(13) Includes (i) 47,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Spezio under the Incentive Plan and (ii) 3,643 shares of Common Stock allocated to Mr. Spezio's self-directed account under the Company's 401(k) Retirement Savings Plan. Excludes 20,000 shares of Common Stock issuable under options granted to Mr. Spezio pursuant to the Incentive Plan that are not exercisable within sixty days.

(14) Includes 47,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Rosenecker under the Incentive Plan and (ii) 3,654 shares of Common Stock allocated to Mr. Rosenecker's self-directed account under the Company's 401(k) Retirement Savings Plan. Excludes 20,000 shares of Common Stock issuable under options granted to Mr. Rosenecker pursuant to the Incentive Plan that are not exercisable within sixty days.

(15) Includes options to purchase an aggregate of 247,375 shares of Common Stock issuable to certain executive officers under the Incentive Plan and an aggregate of 231,250 shares of Common Stock issuable to certain executive officers and Directors under the Non-Qualified Plan, all of which are exercisable within sixty days. Excludes options to purchase an aggregate of 149,875 shares of Common Stock issued to certain executive officers under the Incentive Plan and an aggregate of 13,750 shares of Common Stock issued to certain executive officers and Directors under the Non-Qualified Plan, none of which are exercisable within sixty days.

(16) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in January 2000 by Franklin Resources, Inc. on behalf of itself and its affiliates, Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisors, Inc. The stated business address of Franklin Resources, Inc., Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. and Franklin Advisors, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403.

(17) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in February 2001 by Liberty Wanger Asset Management, L.P. on behalf of itself, its affiliate, WAM Acquisition GP, Inc. and Liberty Acorn Trust. The stated business address of Liberty Wanger Asset Management, L.P., WAM Acquisition GP, Inc. and Liberty Acorn Trust is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(18) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in February 2001 by T. Rowe Price Associates, Inc. The stated
business address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(19) Based on information set forth in a statement on Schedule 13G/A filed with the Securities and Exchange Commission in February 2001 by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers. The stated business address for Merrill Lynch & Co., Inc. and Merrill Lynch Investment Managers is World Trade Center, North Tower, 250 Vesey Street, New York, New York 10381.


   Vote  Required.   The affirmative vote of a plurality  of  the
shares of Common Stock present, in person or by proxy, is required for the election of each Director, assuming a quorum is present or represented at the meeting.

 The Board of Directors recommends a vote "FOR" the nominees for Class II Directors.


                           PROPOSAL 2
  AMENDMENT AND RESTATEMENT OF THE GIBRALTAR STEEL CORPORATION
                   INCENTIVE STOCK OPTION PLAN

   On July 17, 2000, the Board of Directors approved the Fifth Amendment and Restatement of the Incentive Plan (the "Incentive Plan Restatement"), providing: (i) for an increase in the number of shares of Common Stock reserved for issuance under the Incentive Plan from 850,000 to 1,475,000 shares; and (ii) to eliminate the provisions of the Incentive Plan providing for the forfeiture of the right to exercise options that have otherwise become exercisable if the option holder's employment with the Company or any of its subsidiaries is terminated within two years following the issuance to the option holder of any such options. Pursuant to the terms of the Incentive Plan, the Board of Directors is seeking stockholder approval of the Incentive Plan Restatement.

  Information concerning the number of options granted to certain executive officers under the Incentive Plan during the last year is set forth above under the heading "Executive Compensation."



   The following is a summary of the material features of the Incentive Plan Restatement and does not purport to be complete. The summary is subject in all respects and is qualified in its entirety by reference to the Incentive Plan Restatement, the full text of which is set forth as Appendix A of this Proxy Statement.

   Purpose. The Incentive Plan is intended to provide officers and other key employees of the Company and its subsidiaries with an additional incentive for them to promote the business of the Company, to increase their propriety interest in the success of the Company and to encourage them to remain in the employ of the Company.

   Administration.   The  Incentive Plan is administered by a
committee appointed by the Board of Directors and consisting of not less than two Directors (the "Incentive Committee"). The Incentive Committee has the sole authority to grant options under the Incentive Plan, and all actions taken by the Incentive Committee in administering the Incentive Plan are final.

   Reservation of Common Stock. The Company has reserved 850,000 shares of Common Stock for issuance under the Incentive Plan. In the event the Incentive Plan Restatement is approved, there will be 1,475,000 shares of Common Stock reserved. Any options issued under the Incentive Plan that are forfeited or terminated will be available for reissuance under the Incentive Plan. If the Company's outstanding shares of Common Stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations or other means having the same effect, or if the Company's Common Stock is converted into other shares or securities of the Company as a result of a reorganization, the number of shares of Common Stock available for issuance under the Incentive Plan and the number of shares of Common Stock issuable under outstanding options under the Incentive Plan shall be proportionately adjusted by the Incentive Committee.

   Participants. The Incentive Committee shall determine from among the officers and key employees of the Company and its subsidiaries those individuals to whom options under the Incentive Plan shall be granted, the terms and provisions of the options granted (which terms need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock for which options are granted. As of December 31, 2000, approximately 160 employees had received options under the Incentive Plan.

   Option Price. The exercise price of each option granted under the Incentive Plan shall be determined by the Incentive Committee at the time the option is granted, but in no event shall such exercise price be less than 100% of the fair market value of the
Common  Stock on the date of the grant.   Notwithstanding the
foregoing, if any options are granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock, in no event shall the exercise price of the options granted to any such individuals be less than 110% of the fair market value of the Common Stock on the date of the grant.

    Option  Exercise  Periods.   Any  option  granted  under  the
Incentive Plan may be exercised not earlier than one year nor later than ten years from the date such option is granted, provided that, options granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock may not be exercised later than five years from the date any such options are granted. In addition, with respect to all options granted under the Incentive Plan, unless the Incentive Committee shall specify otherwise, the right of a recipient to exercise his option shall accrue, on a cumulative basis, at the rate of 25% per year. Upon a "change in control" of the Company (as defined in the Incentive Plan) or upon the retirement, death or disability of a recipient, all outstanding unexercised options granted to such recipient under the Incentive Plan become immediately exercisable. In the event that the Incentive Plan Restatement is approved, option holders whose employment with the Company or any of its subsidiaries is terminated may exercise options that have otherwise become exercisable at the date of termination within three months of that date.

   Federal Tax Consequences. The Code limits to $100,000 the value of employer stock subject to incentive stock options that first become exercisable in any one year, based on the fair market value of the stock at the date of grant. Upon exercise, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction.

    Transferability.   Generally, options granted under the
Incentive Plan are not transferable by a recipient during his lifetime. However, to the extent that an executive officer of the Company has received options that first become exercisable in any one year, which options have fair market value (based on the fair market value of the Common Stock at the date of the option grant) which exceeds $100,000, such executive officers may transfer to their immediate family members, options to purchase common stock of the Company having an aggregate value equal to the amount by which the aggregate value of all options which first become exercisable in such year exceeds $100,000.

   Amendments.   The Board of Directors may suspend, amend or
terminate the Incentive Plan, provided that, in the absence of stockholder approval, no such amendment shall (i) increase the maximum number of shares as to which options may be issued under the Incentive Plan (ii) materially increase the benefits accruing to participants under the Incentive Plan or (iii) materially modify the requirements as to eligibility or participation in the Incentive Plan.

   Effective Date. The Incentive Plan was approved initially by the stockholders of the Company on September 21, 1993. The First Amendment was adopted by the Company effective August 9, 1994; the Second Amendment as adopted effective February 15, 1996; the Third Amendment was adopted effective May 20, 1997; and the Fourth Amendment as adopted effective February 9, 1999.

   Vote  Required.   The Affirmative vote of the holders of a
majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required to approve the Incentive Plan Restatement. If the stockholders do not approve the Incentive Plan Restatement, the Incentive Plan in its current form will remain in effect.

   The Board of Directors recommends a vote "FOR" Proposal 2.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 The firm of Lippes, Silverstein, Mathias & Wexler LLP, of which Mr. Lippes, a Director of the Company, is a partner, serves as counsel to the Company. During 2000, such firm received approximately $363,000 for legal services rendered to the Company. The firm of Phillips, Lytle, Hitchcock, Blaine & Huber, LLP, of which Mr. Russ, a Director of the Company, is a partner, also provided legal services to the Company in 2000.


                          OTHER MATTERS

 The Company's management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.
                        OTHER INFORMATION

  PricewaterhouseCoopers LLP has been selected as the independent auditors for the Company's current fiscal year and has been the Company's independent auditors for its most recent year ended
December 31, 2000.

   Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2000 Annual Meeting of Stockholders and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

   The fees for services rendered to the Company in 2000 by PricewaterhouseCoopers LLP were as follows:

   Audit Fees - For the audit of the Company's financial statements for the year ended December 31, 2000 and for reviews of the interim financial information included in the Company's
Quarterly Reports on Form 10-Q for 2000: $132,500.

   Financial Information Systems Design and Implementation Fees
For financial information system design and implementation for the year ended December 31, 2000: $0.

  All Other Fees - For services rendered to the Company, other than the services described above, for the year ended December 31, 2000: $97,850. These fees related primarily to tax services and also to due diligence matters in connection with the Company's acquisition activities.

 The Audit Committee believes that the provision of the services described under "All Other Fees" above was compatible with maintaining PricewaterhouseCoopers LLP's independence from the Company.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES
THERETO.   Such written request should be directed  to  Gibraltar
Steel Corporation, 3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228, Attention: Neil E. Lipke. Each such request must set forth a good faith representation that, as of March 19, 2001, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting of Stockholders.




                     STOCKHOLDERS' PROPOSALS

   Proposals of stockholders intended to be presented at the 2002
Annual Meeting must be received by the Company by December 5, 2001 to be considered for inclusion in the Company's Proxy
Statement and form of proxy relating to that meeting.

  The accompanying Notice and this Proxy Statement are sent by order of the Board of Directors.

                                   NEIL E. LIPKE
                                   Secretary


Dated:  April 23, 2001


_________________________________________________________________


STOCKHOLDERS  ARE  URGED  TO EXECUTE THE ACCOMPANYING  PROXY  AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR  NOT
THEY EXPECT TO ATTEND THE MEETING.  A  STOCKHOLDER MAY
NEVERTHELESS VOTE IN PERSON IF HE OR SHE DOES ATTEND.



                              PROXY


                     GIBRALTAR STEEL CORPORATION
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                           MAY 15, 2001

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS





   The undersigned hereby appoints BRIAN J. LIPKE, WALTER T. ERAZMUS and NEIL E. LIPKE and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR STEEL CORPORATION (the "Company") to be held at the Company's offices at 3556 Lake Shore Road, Buffalo, New York, on May 15, 2001 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matter and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

  1. ELECTION OF DIRECTORS

          For Class II Director - Neil E. Lipke

                  FOR       WITHHOLD AUTHORITY

          For Class II Director - Gerald S. Lippes

                  FOR       WITHHOLD AUTHORITY

     2.  PROPOSAL TO APPROVE THE PROPOSED FIFTH AMENDMENT AND
     RESTATEMENT OF THE GIBRALTAR STEEL CORPORATION INCENTIVE
     STOCK OPTION PLAN

                  FOR       AGAINST        ABSTAIN



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF NO DIRECTION IS MADE REGARDING PROPOSAL 2, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.
Dated:  ________, 2001


______________________________________________
                Signature
______________________________________________
          Signature if held jointly


                            Please sign exactly as name appears.
                            When shares  are held by joint
                            tenants, both should sign.  When
                            signing as attorney, executor,
                            administrator, trustee  or  guardian,
                            please  give full title as such.  If
                            a corporation, please sign  in full
                            corporate name  by  President  or
                            other authorized officer.  If a
                            partnership, please sign a
                            partnership name by authorized
                            person.  PLEASE MARK, SIGN, DATE AND
                            RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.




                           APPENDIX A
             GIBRALTAR STEEL CORPORATION INCENTIVE
                        STOCK OPTION PLAN

                Fifth Amendment and Restatement
                   __________________________


     WHEREAS, Gibraltar Steel Corporation, a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York 14219 (the "Company") adopted an incentive stock option plan known as the "Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") on September 21, 1993 to enable the Company to attract and retain highly qualified individuals as officers and key employees of the Company by providing such officers and key employees an equity based form of incentive compensation; and

     WHEREAS, the Company amended the Plan effective August 9, 1994 to allow members of the Committee of Directors that administers the Plan to be eligible to receive options under the terms of other plans which, from time to time, are adopted and maintained by the Company including, but not limited to, the Gibraltar Steel Corporation Non-Qualified Stock Option Plan; and

     WHEREAS, the Company amended the Plan effective February 15,
1996 to increase the total number of shares of common stock, par value $.01 per share of the Company (hereinafter the "Common Stock") which may be issued in connection with options granted pursuant to the terms of the Plan by Two
Hundred Thousand (200,000) shares; and

     WHEREAS, the Company amended the Plan effective as of May 20, 1997 to permit the Executive Officers of the Company to transfer options which they have been granted or may be granted in the future to the extent that such options are not "qualified" options and to increase the number of shares of Common Stock which may be issued in connection with options granted pursuant to the terms of the Plan by Two Hundred Fifty Thousand (250,000) shares and to make certain other technical amendments to the terms of the Plan; and

     WHEREAS, the Company amended the Plan effective February 9,
1999 to clarify the definition of the term "Retirement Date" and to make certain other technical changes to the terms of the Plan;
and

     WHEREAS, the Company now desires to amend the Plan, effective as of January 1, 2000, to eliminate the provisions of the Plan providing for a forfeiture of the right to exercise options which have otherwise become exercisable if the optionee's employment with the Company or any of its subsidiaries is terminated within two years following the issuance to the optionee of any such options and to make certain technical changes; and

     WHEREAS, the Company now desires to further amend the Plan effective as of July 17, 2000, to increase the number of shares of Common Stock which may be issued in connection with options granted pursuant to the terms of the Plan by Six Hundred Twenty Five Thousand (625,000) shares;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as the Fifth Amendment and Restatement of the Gibraltar Steel Corporation Incentive Stock
Option Plan effective as of January 1, 2000:

     1. Purpose of Plan. The Gibraltar Steel Corporation Incentive Stock Option Plan (the "Plan") is intended to provide officers and other key employees of the Company and officers and other key employees of any subsidiaries of the Company as that term is defined in Section 3 below (hereinafter individually referred to as a "Subsidiary" and collectively as "Subsidiaries") with an additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company and its Subsidiaries, and to encourage them to remain in the employ of the Company or its Subsidiaries. The above aims will be effectuated through the granting of certain stock options, as herein provided, which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as the same has been and shall be amended ("Code").

    2. Administration. The Plan shall be administered by a Committee (the "Committee") composed of not less than two (2) Directors of the Company who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. If the Committee is composed of two (2) Directors, both members of the Committee must approve any action to be taken by the Committee in order for such action to be deemed to be an action of the Committee pursuant to the provisions of this Plan. If the Committee is composed of more than two (2) Directors, a majority of the Committee shall constitute a quorum for the conduct of its business, and (a) the action of a majority of the Committee members present at any meeting at which a quorum is present, or
(b) action taken without a meeting by the approval in writing of a majority of the Committee members, shall be deemed to be action by the Committee pursuant to the provisions of the Plan. The Committee is authorized to adopt such rules and regulations for the administration of the Plan and the conduct of its business as it may deem necessary or proper.

          Any action taken or interpretation made by the Committee under any provision of the Plan or any option granted hereunder shall be in accordance with the provisions of the Code, and the regulations and rulings issued thereunder as such may be amended, promulgated, issued, renumbered or continued from time to time hereafter in order that, to the greatest extent possible, the options granted hereunder shall constitute "incentive stock options" within the meaning of the Code. All action taken pursuant to this Plan shall be lawful and with a view to obtaining for the Company and the option holder the maximum advantages under the law as then obtaining, and in the event that any dispute shall arise as to any action taken or interpretation made by the Committee under any provision of the Plan, then all doubts shall be resolved in favor of such having been done in accordance with the said Code and such revenue laws, amendments, regulations, rulings and provisions as may then be applicable. Any action taken or interpretation made by the Committee under any provision of the Plan shall be final. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

     3. Participation. The Committee shall determine from among the officers and key employees of the Company and its Subsidiaries (as such term is defined in Section 424 of the Code) those individuals to whom options shall be granted (sometimes hereinafter referred to as "Optionees"), the terms and provisions of the options granted (which need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock, (or such number of shares of stock in which the Common Stock may at any time hereafter be constituted), for which options are granted.

          In selecting Optionees and in determining the number of shares for which options are granted, the Committee may weigh and consider the following factors: the office or position of the Optionee and his degree of responsibility for the growth and success of the Company and its Subsidiaries, length of service, remuneration, promotions, age and potential. The foregoing factors shall not be considered to be exclusive or obligatory upon the Committee, and the Committee may properly consider any other factors which to it seems appropriate. The terms and conditions of any option granted by the Committee under this Plan shall be contained in a written statement which shall be delivered by the Committee to the Optionee as soon as practicable following the Committee's establishment of the terms and conditions of such option.

          An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

          Notwithstanding the foregoing, if at the time an option is granted to an individual under this Plan, the individual owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, (or if such individual would be deemed to own such percentage of such stock under Section 424(d) of the Code) such option shall continue to be valid and binding upon the Company according to its terms but shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless: (a) the price per share at which common stock of the Company may be acquired in connection with the exercise of such options is not less than one hundred ten percent (110%) of the fair market value of such common stock, determined as of the date of the grant of such options; and (b) the period of time within which such options must be exercised does not exceed five (5) years from the date on which such options are granted. In addition, in no event shall any options be granted under this Plan at any time after the termination date set forth at the end of this Plan.

     4. Shares Subject to the Plan. The Company is authorized to issue options under this Plan for the purchase of the number of shares of Common Stock described in the following provisions of this Section 4. On September 21, 1993 (the date on which this Plan became effective), the aggregate number of shares of Common Stock which were reserved for issuance pursuant to options which were permitted to be granted hereunder was Four Hundred Thousand (400,000) shares (subject to the anti-dilutive adjustments provided for by Section 5 hereof). Effective February 15, 1996, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of February 14, 1996, an additional Two Hundred Thousand (200,000) shares of Common Stock were reserved for issuance pursuant to options which may be granted hereunder. Effective May 20, 1997, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of May 19, 1997, an additional Two Hundred Fifty Thousand (250,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder. Effective July 17, 2000, in addition to the number of shares of Common Stock reserved for issuance pursuant to options which were permitted to be granted as of July 16, 2000, an additional Six Hundred Twenty Five Thousand (625,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder. Accordingly, the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under the terms of this Plan shall be equal to the sum of: (a) Four Hundred Thousand (400,000) shares (subject to anti-dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); (b) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to
Section 5 hereof); (c) Two Hundred Fifty Thousand (250,000) shares (subject to anti-dilutive adjustments made at any time after May 20, 1997 pursuant to Section 5 hereof); and (d) Six Hundred Twenty Five Thousand (625,000) shares (subject to anti dilutive adjustments made at any time after July 17, 2000 pursuant to Section 5 hereof).

          Notwithstanding the foregoing, if this amendment and restatement of the Plan is not approved by the stockholders of the Company prior to July 16, 2001, and if any options are issued pursuant to the terms of this Plan at any time after: (x) the total number of shares of Common Stock which may be acquired upon the exercise of all previously issued options equals: (y) the sum of : (i) Four Hundred Thousand (400,000) shares (subject to anti dilutive adjustments made at any time after September 21, 1993 pursuant to Section 5 hereof); (ii) Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 5 hereof); and (iii) Two Hundred Fifty Thousand (250,000) shares (subject to anti-dilutive adjustments made at any time after May 20, 1997 pursuant to Section 5 hereof), any options issued after such time shall continue to be binding upon the Company pursuant to its terms but shall not be deemed to be an "incentive stock option" as defined in section 422(b) of the Code.

          With respect to shares which may be acquired pursuant to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

     5. Anti-Dilution Provisions. The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock of the Company or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

          Anything in this Section 5 to the contrary notwithstanding, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option. Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock or resulting from any reorganization, merger, or consolidation for which adjustment is provided in this Section 5 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the option.

    6. Option Price. The purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued under the Plan shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant. Notwithstanding the foregoing, in the case of an individual that owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries (or if such individual would be deemed to own such percentage of such stock under Section 424(d) of the Code), (any such individual being hereinafter referred to as a "Ten Percent Shareholder") in no event shall the purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued to such Ten Percent Shareholder be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of the grant. If the Common Stock is listed upon an established stock exchange or exchanges on the day the option is granted, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

          If the Common Stock is listed in the NASDAQ National Market System, the fair market value of the Common Stock shall be the closing sale price as reported by the NASDAQ National Market System on the day the option is granted, or if no sale of the Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of such stock.

     7. Option Exercise Periods. The time within which any option granted hereunder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than ten (10) years from the date such option is granted; provided that, in the case of any options granted to a Ten Percent Shareholder, the time within which any option granted to such Ten Percent Shareholder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than five (5) years from the date such option is granted. Subject to the provisions of Section 10 hereof, the Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the option to and including the date of exercise of option in order to be entitled to exercise his option. Options granted hereunder shall be exercisable in such installments and at such dates as the Committee may specify. In addition, with respect to all options granted under this Plan, unless the Committee shall specify otherwise, the right of each Optionee to exercise his option shall accrue, on a cumulative basis, as follows:

          (a) one-fourth (1/4) of the total number of shares of Common Stock which could be purchased (subject to adjustment as provided in Section 5 hereof) (such number being hereinafter referred to as the "Option Shares") shall become available for purchase pursuant to the option at the end of the one (1) year period beginning on the date of the option grant;
          (b) one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the two (2) year period beginning on the date of the option grant;
          (c) one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the three (3) year period beginning on the date of the option grant; and
          (d) one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the four (4) year period beginning on the date of the option grant.
          Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by termination from any Subsidiary of the Company and re-employment by any other Subsidiary or the Company. Time of employment with the Company shall be considered to be one employment for the purposes of this Plan, provided there is no intervening employment by a third party or no interval between employments which, in the opinion of the Committee, is deemed to break continuity of service. The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment". Where an Optionee dies while employed by the Company or any of its Subsidiaries, his options may be exercised following his death in accordance with the provisions of Section 10 below.

          Notwithstanding the foregoing provisions of this
Section 7, in the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control (as hereinafter defined) shall occur, an option shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of execution of such agreement and ending as of the earlier of: (i) ten (10) years from the date such option was granted; or (ii) ninety (90) days following the date on which a Change in Control occurs or the disposition of assets or stock contemplated by the agreement is consummated. Ninety (90) days following the consummation of any such disposition of assets or stock, or Change in Control, this Plan and any unexercised options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

          For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

          (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company; or
         (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or
          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto or, if earlier, immediately prior to the adoption by the Board of Directors of the Company of a resolution approving a plan and agreement of merger or consolidation which results in the merger or consolidation referred to above, continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "Change in Control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "Change in Control"); or
         (d) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

          Any change or adjustment made pursuant to the terms of this paragraph shall be made in such a manner so as not to constitute a "modification" as defined in Section 424 of the Code, and so as not to cause any incentive stock option issued under this Plan to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code. Notwithstanding the foregoing, in the event that any agreement providing for the sale or other disposition of all or substantially all the stock or assets of the Company shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective despite the fact that such installment became exercisable solely by reason of the Company or its stockholders entering into said agreement to dispose of the stock or assets of the Company.

     8. Exercise of Option. Options shall be exercised as follows:
          (a) Notice and Payment. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the options being exercised (by reference to the date of the grant of the option), the number of shares to be purchased and the purchase price being paid, and shall be accompanied by the payment of all or such part of the purchase price as shall be required to be paid in connection with the exercise of such option as specified in the written notice of exercise of the option, by cash, certified or bank check payable to the order of the Company. Each such notice shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless: (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.
          (b) Issuance of Certificates. Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.
          (c) Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to the shares of Common Stock purchased until the date of the issuance to him of a certificate representing such shares.

     9. Assignment of Option. (a) Subject to the provisions of Sections 9(b) and 10(c) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law and any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.
          (b) Notwithstanding anything to the contrary contained in the terms of the Plan as in effect at any time prior to the date hereof and notwithstanding anything to the contrary contained in the terms of any statement, letter or other document or agreement setting forth the terms and conditions of any options previously issued pursuant to the terms of this Plan, any and all Non-Qualified Options (as defined in Section 13 hereof) previously issued to any officer of the Company (as defined in Rule 16A-1(f) issued under the Securities and Exchange Act of 1934 (hereinafter an "Executive Officer")) pursuant to the terms of the Plan and, subject to the approval of the Committee, any Non-Qualified Options which may be granted or issued to any Executive Officer of the Company at any time in the future pursuant to the terms of the Plan shall be transferable by the Executive Officer to whom such Non-Qualified Options have been or are granted to: (i) the spouse, children or grandchildren of the Executive Officer (hereinafter "Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members; or (iv) a private foundation established by the Executive Officer; provided that: (x) there may be no consideration for any such transfer; (y) in the case of Non Qualified Options which may be granted in the future, the statement, letter or other document or agreement setting forth the terms and conditions of any such Non-Qualified Options must expressly provide for and limit the transferability of such Non Qualified Options to transfers which are permitted by the foregoing provisions of this Section 9(b); and (z) any subsequent transfer of transferred Non-Qualified Options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited. Following the transfer of any Non-Qualified Options as permitted by the foregoing provisions of this Section 9(b), any such transferred Non-Qualified Options shall continue to be subject to the same terms and conditions applicable to such Non-Qualified Options immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the Non-Qualified Options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the Non-Qualified Options shall be exercisable by the transferee only to the extent and for the periods that the original Optionee (or his estate) would have been entitled to exercise such options as specified in Section 10 below.

     10. Effect of Termination of Employment, Death or Disability. (a) In the event of the termination of employment of an Optionee (otherwise than by reason of death or retirement of the Optionee at his Retirement Date) by the Company or by any of the Subsidiaries employing the Optionee at such time, any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith, except that, such Optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7 hereof, within three (3) months after such termination. If the employment of an Optionee shall be terminated by reason of the Optionee's retirement at his Retirement Date by the Company or by any of the Subsidiaries employing the Optionee at such time, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement. The provisions of Section 7 to the contrary notwithstanding, upon retirement, all options held by an Optionee shall be immediately exercisable in full. The transfer of an Optionee from the employ of the Company to a Subsidiary of the Company or vice versa, or from one Subsidiary of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.
          (b) In the event that an Optionee shall die while employed by the Company or by any of the Subsidiaries or shall die within three (3) months after retirement on his Retirement Date (from the Company or any Subsidiary), any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the Optionee or by any person who acquired such option by bequest or inheritance from the Optionee in full, notwithstanding the provisions of Section 7 hereof, at any time within one (1) year after the death of the Optionee. References herein above to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the Optionee under the terms of this Section.
          (c) In the event of the termination of employment of an Optionee by reason of the Optionees' disability, the Optionee shall have the right, notwithstanding the provisions of Section 7 hereof, to exercise all options held by him, in full, to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.
          (d) For the purposes of this Plan, the "Retirement Date" of an Optionee shall mean the date on which the Optionee's employment with the Company, or, if applicable, the Subsidiary by whom the Optionee is employed, is terminated; provided that, such termination occurs after: (i) the Optionee has either: (A) been continuously employed by the Company or, if applicable, a Subsidiary for a period of a least five (5) years and attained at least age sixty (60); or (B) attained at least age sixty-five
(65); and (ii) the Optionee has given at least thirty (30) days advance written notice to the Company or, if applicable, the Subsidiary by whom the Optionee is employed, that the Optionee will retire from his employment with the Company or the Subsidiary by whom he is employed on such date. For purposes of the foregoing, the period of an Optionee's employment with the Company or any Subsidiary shall be considered to be one continuous employment for purposes of determining whether the Optionee has been continuously employed for at least five (5) years provided that there is no intervening employment by a third party or no interval between employments which, in the sole opinion of the Committee, is deemed to break the continuity of the Optionee's employment. Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by the Optionee. The Committee shall, in its sole discretion, determine the effect of approved leaves of absence and all other matters having to do with continuous employment.

    11. Amendment and Termination of the Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, however, that except as permitted in Section 13 hereof, no amendment or modification of the Plan which would:
          (a) increase the maximum aggregate number of shares as to which options may be granted hereunder (except as contemplated in Section 5); or
          (b) reduce the option price or change the method of determining the option price; or
          (c) increase the time for exercise of options to be granted or those which are outstanding beyond a term of ten (10) years; or
          (d) change the designation of the employees or class of employees eligible to receive options under this Plan, may be adopted unless with the approval of the holders of a majority of the outstanding shares of Common Stock represented at a stockholders' meeting of the Company, or with the written consent of the holders of a majority of the outstanding shares of Common Stock. No amendment, suspension or termination of the Plan may, without the consent of the holder of the option, terminate his option or adversely affect his rights in any material respect.

     12. Incentive Stock Options; Power to Establish Other Provisions. It is intended that the Plan shall conform to and (except as otherwise expressly set forth herein) each option shall qualify and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in
Section 422 of the Code and as such section may be amended from time to time or be accorded similar tax treatment to that accorded to an incentive stock option by virtue of any new revenue laws of the United States. The Board of Directors may make any amendment to the Plan which shall be required so to conform the Plan. Subject to the provisions of the Code, the Committee shall have the power to include such other terms and provisions in options granted under this Plan as the Committee shall deem advisable. The grant of any options pursuant to the terms of this Plan which do not qualify as "incentive stock options" as defined in Section 422 of the Code is hereby approved provided that the maximum number of shares of Common Stock of the Company which can be issued pursuant to the terms of this Plan (as provided for in Section 4 hereof but subject to anti-dilutive adjustments made pursuant to Section 5 hereof) is not exceeded by the grant of any such options and, to the extent that any options previously granted pursuant to the terms of this Plan were not "incentive stock options" within the meaning of Section 422 of the Code, the grant of such options is hereby ratified, approved and confirmed.

     13. Maximum Annual Value of Options Exercisable. Notwithstanding any provisions of this Plan to the contrary if:
(a) the sum of: (i) the fair market value (determined as of the date of the grant) of all options granted to an Optionee under the terms of this Plan which become exercisable for the first time in any one calendar year; and (ii) the fair market value (determined as of the date of the grant) of all options previously granted to such Optionee under the terms of this Plan or any other incentive stock option plan of the Company or its subsidiaries which also become exercisable for the first time in such calendar year; exceeds (b) $100,000; then, (c) those options shall continue to be binding upon the Company in accordance with their terms but, to the extent that the aggregate fair market of all such options which become exercisable for the first time in any one calendar year (determined as of the date of the grant) exceeds $100,000, such options (referred to, for purposes of this Plan, as "Non-Qualified Options") shall not be deemed to be incentive stock options as defined in Section 422(b) of the Code. For purposes of the foregoing, the determination of which options shall be recharacterized as not being incentive stock options issued under the terms of this Plan shall be made in inverse order of their grant dates and, accordingly, the last options received by the Optionee shall be the first options to be recharacterized as not being incentive stock options granted pursuant to the terms of the Plan.

     14. General Provisions (a) No incentive stock option shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee.
          (b) The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.
          (c) The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.
          (d) No options shall be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or approved by the stockholders of the Company, whichever is earlier.

     15. Effective Date and Duration of the Plan. The Plan became effective on September 21, 1993, the date the adoption of the Plan was approved by the Board of Directors of the Company. On November 5, 1993, as required by Section 422 of the Code, the Plan was approved by the Stockholders of the Company. The Plan will terminate on September 20, 2003; provided however, that the termination of the Plan shall not be deemed to modify, amend or otherwise affect the terms of any options outstanding on the date the Plan terminates.

     IN WITNESS WHEREOF, the undersigned has executed this Plan by and on behalf of the Company on and as of the 17th day of July, 2000.

                              GIBRALTAR STEEL CORPORATION

                              By:  /s/ Neil Lipke
                                   Neil Lipke
                                   Secretary

DATE ADOPTED BY BOARD OF DIRECTORS:  September 21, 1993 DATE
APPROVED BY STOCKHOLDERS: November 5, 1993 TERMINATION DATE:
September 21, 2003




                           APPENDIX B
                   GIBRALTAR STEEL CORPORATION
                     AUDIT COMMITTEE CHARTER


                           ARTICLE  1
                   OVERALL PURPOSE/OBJECTIVES

The  Audit Committee will assist the Board of Directors  of
the Company (the "Board") in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control and management of financial risks, the audit process, and the Company's process for monitoring compliance with laws and regulations and its own code of business conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, Management and the external auditors. To perform his or her role effectively, each Audit Committee member will obtain an understanding of the detailed responsibilities of the Audit Committee membership as well as the Company's business, operations and risks. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the independent auditor or to assure compliance with laws and regulations.

                           ARTICLE  2
                            AUTHORITY

      The Board of Directors (the "Board") authorizes the Audit Committee, within the scope of its responsibilities, to:
           (a)  Seek any information it requires from
                (i) any employee of the Company (and all employees are directed to co-operate with any request made by the Audit Committee) and (ii) external parties; and
           (b)  Obtain outside legal or other professional advice.

                           ARTICLE  3
                          ORGANIZATION

                           Membership

3.1 The Audit Committee will be comprised of three (3) members, at least one (1) of whom has past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience or background resulting in his or her financial sophistication.

          3.2 Each member of the Audit Committee should be capable of making a valuable contribution to the committee and must be capable to read and understand fundamental financial statements.
          3.3 All members should be independent of the Company's management ("Management").
          3.4 The chairman of the Audit Committee will be nominated by the Board from time to time.
          3.5 Members will be appointed by the Board and serve until their successors are appointed.
          3.6  A quorum for any meeting will be two (2) members.
          3.7 The secretary of the Audit Committee will be the secretary of the Company, or such other person as nominated by the Audit Committee.
Attendance at Meetings
          3.8 The Audit Committee may invite such other persons to its meetings, as it deems necessary.
          3.9 The external auditors and members of the Company's financial Management should be invited to make presentations to the Audit Committee as appropriate.
          3.10 Meetings shall be held not less than two (2) times a year. Special meetings may be convened as required. The external auditors may convene a meeting if they consider that it is necessary.
      3.11 The proceedings of all meetings will be minuted.

                           ARTICLE  4
                   ROLES AND RESPONSIBILITIES

The Audit Committee will:
Internal Control
          4.1. Evaluate whether Management is setting the appropriate "control culture" by communicating the importance of internal control and the management of risk and ensuring that all employees have an understanding of their roles and responsibilities.
          4.2 Consider how Management is held to account for the security of computer systems and applications, and the contingency plans for processing financial information in the event of a systems breakdown.
          4.3 Gain an understanding of whether internal control recommendations made by external auditors have been implemented by Management.
Financial Reporting
  A. General
          4.4 Gain an understanding of the current areas of greatest financial risk and how Management is managing these effectively.
          4.5 Consider with the external auditors any fraud, illegal acts, deficiencies in internal control or other similar issues.
          4.6 Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.
          4.7 Ask Management and external auditors about significant risks and exposures and the plans to minimize such risks.
          4.8 Review any legal matters which could significantly impact the financial statements.
  B. Annual Financial Statements
          4.9 Review the Company's annual financial statements and determine whether they are complete and consistent with the Company's information known to Audit Committee members and assess whether such financial statements reflect appropriate accounting principles.
          4.10 Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.
          4.11 Focus on judgmental areas, for example those involving valuation of assets and liabilities; warranty, product or environmental liability; litigation reserves; and other commitments and contingencies.
          4.12 Meet with Management and the external auditors
          to review the Company's financial statements and the results of the audit.
          4.13 Review the other sections of the Company's annual report to stockholders before its release and consider whether the information is understandable and consistent with the Audit Committee members' knowledge about the Company and its operations.
   C. Preliminary Announcements, Interim Financial Statements and Analysts' Briefings
          4.14  Be briefed on how Management develops preliminary
          announcements, interim financial   information      and
          analysts' briefings and the extent to  which        the
          external auditors review such information.
          4.15 Assess the fairness of the Company's preliminary and interim statements and disclosures, and obtain explanations from Management and external auditors on whether:
                    a. Actual financial results for the interim period varied significantly from budgeted or projected results.
                      b. Changes in financial ratios and
               relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices.
                    c. Generally accepted accounting principles have been consistently applied.
                    d. There are any actual or proposed changes in accounting or financial reporting practices.
                     e.    There are any significant or unusual
               events or transactions.
                     f.    The  Company's financial and operating
               controls are functioning effectively.
                      g.     The  preliminary  announcements  and
               interim financial statements contain adequate and appropriate disclosures.
External Audit
          4.16 Review the Company's external auditors' proposed audit scope and approach and ensure no unjustified restrictions or limitations have been placed on the scope.
          4.17 Review the performance of the Company's external auditors.
          4.18 Consider the independence of the Company's external auditors, including reviewing the range of services provided in the context of all consulting services bought by the Company.
          4.19 Make recommendations to the Board regarding the reappointment of the Company's external auditors.
          4.20 Meet separately with the Company's external auditors to discuss any matters that the Audit Committee or auditors believe should be discussed privately.
          4.21   Ensure the significant findings and
          recommendations made by the Company's external auditors are received and discussed on a timely basis.
          4.22 Ensure that Management responds to recommendations by the Company's external auditors.
Compliance with Laws and Regulations
          4.23 Review the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of Management's investigation and follow-up (including disciplinary action) of any fraudulent acts or non-compliance.
          4.24 Obtain regular updates from Management and the Company's legal counsel regarding compliance matters.
          4.25 Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.
         4.26 Review the findings of any examinations by regulatory agencies.
Reporting Responsibilities
          4.27 Regularly update the Board about Audit Committee activities and make appropriate recommendations.
          4.28 Ensure the Board is aware of matters which may significantly impact the financial condition or affairs of the business.
Other Responsibilities
          4.29 Perform other oversight functions as requested by the Board.
          4.30 If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.
          4.31 Review and update the Company's certificate of incorporation and bylaws; receive approval of changes from the Board.
          4.32 Evaluate the Audit Committee's own performance on a regular basis.